Variable Products Series Fund
 PROSPECTUS  |  MAY 1, 2007

 AllianceBernstein Variable Products Series Fund, Inc.
 Class B Prospectus

                  AllianceBernstein VPS
                     LOGO Global Research Growth Portfolio




 This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents

                                                            Page
Summary Information........................................   4
Risks Summary..............................................   8
Fees and Expenses of the Portfolio.........................   9
Investing in the Portfolio.................................  10
More Information About the Portfolio and its Investments...  13
Management of the Portfolio................................  18
Dividends, Distributions and Taxes.........................  22
Financial Highlights.......................................  23
Appendix A--Hypothetical Investment and Expense Information  24

Summary Information

This Prospectus begins with a summary of key information about the AllianceBernstein(R) Variable Products Series (VPS) Fund--AllianceBernstein VPS Global Research Growth Portfolio. The Summary describes the Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolio and its investments beginning on page 13.

Performance Information
This summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over the life of the Portfolio.

Please Note
The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

As with all investments, you may lose money by investing in the Portfolio.

Risk
Why is Risk Important?
You should consider risk carefully when investing in the Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

We have included a graphic for the Portfolio that shows the Portfolio's risk profile as compared to our other Variable Products Series Portfolios. The bar chart for the Portfolio also gives an indication of the Portfolio's overall risk. A portfolio, such as the Portfolio, with a higher variability of returns is a riskier investment.

This summary lists the principal risks for the Portfolio followed by an explanation of these risks. Generally, the Portfolio has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk, currency risk, emerging market risk and allocation risk. The risks of the Portfolio may be increased by the use of derivatives, such as futures, options and swaps.

What is Market Risk?
Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by the Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 124 mutual funds.

.. References to "net assets" mean the assets of the Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of the Portfolio's investments.

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AllianceBernstein VPS Global Research                                     [GRAPHIC]
Growth Portfolio


Objective and Principal Strategies
The Portfolio's investment objective is to seek long-term growth of capital.

The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark, and other decisions such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investments in companies representing the research sector head groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The Global Research Growth Portfolio Oversight Group allocates the Portfolio's investments among the selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. The Global Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Global Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Portfolio to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the Global Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the U.S. The Portfolio invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium market capitalization companies. The Portfolio normally invests in approximately 100-150 companies.

 Principal Risks
 . Market Risk . Non-U.S. (Foreign) Risk
 . Currency Risk . Emerging Market Risk
 . Allocation Risk . Capitalization Risk . Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2006)

                                Since
                       1 Year Inception*
----------------------------------------
Portfolio              14.73%   21.71%
----------------------------------------
MSCI World Index (Net) 20.07%   20.13%
----------------------------------------

* Since Inception return information is from May 2, 2005.
Bar Chart

                             Calendar Year End (%)

                                    [CHART]

  97      98      99      00      01      02      03      04      05      06
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    14.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 8.51%, 4th quarter, 2006; and Worst quarter was down -3.41%, 2nd quarter, 2006.

Risks Summary

In this Summary, we describe principal and other risks that may affect the Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolio and Its Investments."

Market Risk
This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Non-U.S. (Foreign) Risk
The Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. To the extent the Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Currency Risk
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. (foreign) currencies may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio.

Emerging Market Risk
Foreign investment risk may be particularly high to the extent the Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.

Allocation Risk
Because the Portfolio pursues the objective of a portfolio balanced among various countries and market sectors, it has the risk that the allocation of these investments may have a more significant effect on the Portfolio's net asset value when one of these asset classes is performing more poorly than the other.

Capitalization Risk
This is the risk of investments in small- to mid- capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. The Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Credit Risk
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Management Risk
The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its techniques will produce the intended results.

Fees and Expenses of the Portfolio

Why are Portfolio Fees and Expenses Important?
Fees and expenses reduce the investment performance of the Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from the Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees and operating expenses.

Shareholder Fees (fees paid directly from your investment)
N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Example
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a Contractholder. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

AllianceBernstein VPS Global Research Growth
Portfolio
Operating Expenses
-----------------------------------------------------
Management fees                                 .75%
-----------------------------------------------------
Distribution (12b-1) fees                       .25%
-----------------------------------------------------
Other expenses                                 3.78%
-----------------------------------------------------
Total Portfolio operating expenses             4.78%
-----------------------------------------------------
Waiver and/or Expense Reimbursement(a)        (3.33)%
-----------------------------------------------------
Net Expenses                                   1.45%
-----------------------------------------------------

Example
----------------------------------------------------
After 1 Year                                    $148
----------------------------------------------------
After 3 Years(b)                              $1,140
----------------------------------------------------
After 5 Years(b)                              $2,136
----------------------------------------------------
After 10 Years(b)                             $4,647
----------------------------------------------------

(a)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the current fiscal year and may be extended by the Adviser for additional one-year terms.

(b)The example assumes that the Adviser's agreement to waive management fees and/or bear the Portfolio's expenses is not extended beyond its initial period.

Investing in the Portfolio

How to Buy and Sell Shares
The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Distribution Arrangements
The Portfolio has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of this fee for the Class B shares of the Portfolio is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including the Portfolio.

Insurers or your financial intermediary receive compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping   and/or
  administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolio, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Ameriprise Financial
  Genworth Financial
  ING Reliastar Life
  ING USA Annuity and Life Insurance Co.
  Lincoln Financial Distributors
  Merrill Lynch
  Prudential Financial
  RiverSource Distributors, Inc.
  Transamerica Capital, Inc.

Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities and other specific industry sector securities.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolio. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

How the Portfolio Values Its Shares
The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

More Information About the Portfolio and Its Investments

This section of the Prospectus provides additional information about the Portfolio's investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Portfolio's investment practices and additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives
The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolio may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolio's investments in forward contracts include the following:

  -Forward Currency Exchange Contracts. The Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolio's investments include the following:

  -Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

  -Options on Securities. The Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, the Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

  -Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolio's investments in swap transactions include the following:

  -Interest Rate Swaps. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  -Caps and Floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

  -Currency Swaps. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

..  Other Derivative Investments
  -Synthetic Foreign Equity Securities. The Portfolio may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Depositary Receipts
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Illiquid Securities
Under current SEC Guidelines, the Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. The Portfolio invests in illiquid securities and it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies
The Portfolio may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Non-U.S. (Foreign) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

                Algeria            Hungary     Romania
                Argentina          India       Russia
                Belize             Indonesia   Singapore
                Brazil             Israel      Slovakia
                Bulgaria           Jamaica     Slovenia
                Chile              Jordan      South Africa
                China              Kazakhstan  South Korea
                Colombia           Lebanon     Taiwan
                Costa Rica         Malaysia    Thailand
                Cote D'Ivoire      Mexico      Trinidad & Tobago
                Croatia            Morocco     Tunisia
                Czech Republic     Nigeria     Turkey
                Dominican Republic Pakistan    Ukraine
                Ecuador            Panama      Uruguay
                Egypt              Peru        Venezuela
                El Salvador        Philippines
                Guatemala          Poland
                Hong Kong          Qatar

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Non-U.S. (Foreign) Currencies
The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Future Developments
The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies
The Portfolio's Board of Directors may change the Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

Portfolio Turnover
The portfolio turnover rate for the Portfolio is included in the Financial Highlights section. Generally, the Portfolio is actively managed and the Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment grade or high quality debt securities. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings
The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

Management of the Portfolio

Investment Adviser
The Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2006, totaling approximately $717 billion (of which approximately $88 billion represented assets of investment companies). As of December 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 124 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2006, the Portfolio paid the Adviser as a percentage of average daily net assets 0%, net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2006. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of daily net assets would have been .75%.

A discussion regarding the basis for the Board of Directors' approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Portfolio Managers
The day-to-day management of and investment decisions for the Portfolio are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

The Adviser's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                 Principal Occupation During the
Employee; Year; Title                                  Past Five (5) Years
------------------------------------------------------------------------------------
Norman M. Fidel; since inception; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Eric Hewitt; since April 2007; Vice          Vice President of the Adviser, with
President of the Adviser                     which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Thomas A. Schmitt; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Jane E. Schneirov; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which she has been associated in
                                             a substantially similar capacity to her
                                             current position since prior to 2002.

Francis X. Suozzo; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Paul Vogel; since April 2007; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2002.

Janet A. Walsh; since inception; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                     with which she has been associated in
                                             a substantially similar capacity to her
                                             current position since prior to 2002.

Additional information about the Portfolio Managers may be found in the Fund's SAI.

Performance of a Similarly Managed Portfolio to the Portfolio
In addition to its support in managing the Portfolio's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global

Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the Portfolio. The Historical Portfolio is not subject to the same types of expenses as the Portfolio. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Portfolio by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2006, the assets in the Historical Portfolio totaled approximately $14,810.6 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the Portfolio, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Investment Performance -- Historical Portfolio*

                                                                   MSCI
                                         Historical Portfolio   World Index
                                            Total Return**    Total Return***
  ---------------------------------------------------------------------------
  Year Ended December 31:
  2006                                           15.51%            20.07%
  2005                                           16.81%             9.49%
  2004                                           13.64%            14.72%
  2003                                           34.26%            33.11%
  2002                                          (18.69)%          (19.89)%
  2001                                          (14.44)%          (16.82)%
  2000                                           (0.12)%          (13.18)%
  1999                                           44.57%            24.93%
  1998                                           26.15%            24.34%
  1997                                            8.67%            15.76%
  1996                                           14.43%            13.48%
  1995                                           42.85%            20.72%
  1994                                            5.43%             5.08%
  1993                                           19.47%            22.50%
  1992                                            9.34%            (5.23)%
  Cumulative total return for the period
   October 25, 1991 (inception of the
   Historical Portfolio) to December 31,
   2006                                         538.17%           249.02%

--------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**Not of all fees charged on the Class AX shares.

***Since Inception cumulative Index returns are from December 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2006, and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

Legal Proceedings
As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  The Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund share-
 holders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Variable Products Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in Sep-tember 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Portfolio's shares or other adverse consequences to the Portfolio. This may require the Portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolio.

Dividends, Distributions and Taxes

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

AllianceBernstein Global Research Growth Portfolio
--------------------------------------------------------------------------------

                                                                                        May 2,
                                                                        Year Ended    2005(a) to
                                                                       December 31,  December 31,
                                                                           2006          2005
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 12.09        $10.00
                                                                         -------        ------
Income From Investment Operations
Net investment income (loss)(b)(c)                                           .02          (.01)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               1.73          2.10
                                                                         -------        ------
Net increase in net asset value from operations                             1.75          2.09
                                                                         -------        ------
Less: Dividends and Distributions
Distributions from net realized gain on investment and foreign
 currency transactions                                                      (.20)          -0-
                                                                         -------        ------
Net asset value, end of period                                           $ 13.64        $12.09
                                                                         =======        ======
Total Return
Total investment return based on net asset value(d)                        14.73%        20.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $12,505        $7,063
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 1.45%(e)      1.45%(f)
Expenses, before waivers and reimbursements                                 4.78%(e)      7.73%(f)
Net investment income (loss)(b)                                              .14%(e)      (.14)%(f)
Portfolio turnover rate                                                       64%           43%
---------------------------------------------------------------------------------------------------

Footnotes:

(a)Commencement of operations.

(b)Net of expenses reimbursed or waived by the Adviser.

(c)Based on average shares outstanding.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Annualized.

Appendix A

Hypothetical Investment and Expense Information
The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolio" in this Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolio." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AllianceBernstein Global Research Growth Portfolio

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses*    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  152.25    $10,347.75
   2            10,347.75      517.39    10,865.14     157.54     10,707.59
   3            10,707.59      535.38    11,242.97     163.02     11,079.95
   4            11,079.95      554.00    11,633.95     168.69     11,465.25
   5            11,465.25      573.26    12,038.52     174.56     11,863.96
   6            11,863.96      593.20    12,457.16     180.63     12,276.53
   7            12,276.53      613.83    12,890.35     186.91     12,703.44
   8            12,703.44      635.17    13,338.62     193.41     13,145.21
   9            13,145.21      657.26    13,802.47     200.14     13,602.33
   10           13,602.33      680.12    14,282.45     207.10     14,075.35
   -------------------------------------------------------------------------
   Cumulative               $5,859.61               $1,784.25

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolio" before waiver.

For more information about the Portfolio, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolio's annual and semi-annual reports to Contractholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398


Privacy Notice
(This information is not part of the Prospectus.)

The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "Alliance- Bernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients efficiently and accurately, we may collect nonpublic personal information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as a client's name, address, social security number, assets, income and other household information), (2) clients' transactions with us and others such as account balances and transaction history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

It is our policy not to disclose nonpublic personal information about our clients (and former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (and former clients), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.